Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12

SouthState Corporation

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62407-Z89457-P26338 SOUTHSTATE CORPORATION 1101 FIRST STREET SOUTH WINTER HAVEN, FL 33880 SOUTHSTATE CORPORATION 2025 Annual Meeting Vote by April 22, 2025 11:59 PM ET for shares held directly. For shares held in a Plan, vote by April 20, 2025 11:59 PM ET. You invested in SOUTHSTATE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 23, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 9, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* April 23, 2025 9:00 AM, EDT Rivergate Tower 400 North Ashley Drive, 29th Floor Tampa, Florida 33602

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	David R. Brooks	For
1b.	Ronald M. Cofield, Sr.	For
1c.	Shantella E. Cooper	For
1d.	John C. Corbett	For
1e.	Jean E. Davis	For
1f.	Martin B. Davis	For
1g.	Janet P. Froetscher	For
1h.	Douglas J. Hertz	For
1i.	Merriann Metz	For
1j.	G. Ruffner Page, Jr.	For
1k.	William Knox Pou, Jr.	For
1l.	James W. Roquemore	For
1m.	David G. Salyers	For
1n.	G. Stacy Smith	For
1o.	Joshua A. Snively	For
2.	Approval, as an advisory, non-binding “say on pay” resolution, of our executive compensation;	For
3.	Approval of a Change in the Company’s Domicile from South Carolina to Florida; and	For
4.	Ratification, as an advisory, non-binding vote, of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V62408-Z89457-P26338